UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2023
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 8.01 Other Events.
On September 5 and 6, 2023, the European Unified Patent Court, or UPC, heard arguments from NanoString Technologies, Inc. (the “Company”) and 10x Genomics, Inc. (“10x Genomics”) in a two-day hearing in Munich, Germany in which the UPC considered a request by 10x Genomics and President and Fellows of Harvard College (“Harvard”) for a preliminary injunction against the use of the CosMx Spatial Molecular Imager for RNA detection in the European Union member states participating in the UPC system. The hearing related to alleged infringement of European Patent No. 4108782B1 (the “782 Patent”), which is owned by Harvard and is part of ongoing patent litigation between the Company and 10x Genomics. The hearing focused on, among other things, claim interpretation of the ‘782 Patent and its validity, in particular whether the ‘782 Patent is novel and inventive over prior art that predates the filing date of the patent application underlying the ‘782 Patent, as well as a weighing of the interests and risks of each of the parties that may potentially result from the granting or refusal of a preliminary injunction. At the conclusion of the hearing on September 6, the UPC announced that it would issue a decision in the ‘782 Patent preliminary injunction matter on Tuesday, September 19, 2023, following the separate preliminary injunction hearing scheduled that day before the UPC related to European Patent No. 2794928B1 (the “928 Patent”), which is also owned by Harvard and part of the ongoing patent litigation between the Company and 10x Genomics.
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	September 7, 2023	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer